                                 EXHIBIT 10.102*

                             MANUFACTURING AGREEMENT

    This MANUFACTURING AGREEMENT is entered into as of August 21, 1996, by and between DURA PHARMACEUTICALS, INC. ("Dura"), a corporation organized and existing under the laws of the State of California, with offices at 5880 Pacific Center Boulevard, San Diego, California 92121-4204 and ELI LILLY AND COMPANY ("Lilly"), a corporation organized and existing under the laws of the State of Indiana, with offices at Lilly Corporate Center, Indianapolis, Indiana 46285.

                                    RECITALS

     1. Subject to the terms and conditions set forth in this Agreement, Dura wishes to have Lilly manufacture for Dura certain anti-infective pharmaceutical products; and

     2. Subject to the terms and conditions set forth in this Agreement, Lilly wishes to manufacture such anti-infective pharmaceutical products for Dura.

     NOW, THEREFORE, the parties hereto, intending to be legally bound, hereby agree as follows:

                                    SECTION 1
                                   DEFINITIONS

     For purposes of this Agreement, the following terms shall have the meanings set forth below:

     "AFFILIATES" shall mean, with respect to any Person, any Persons directly or indirectly controlling, controlled by, or under common control with, such other Person. For purposes hereof, the term "controlled" (including the terms "controlled by" and "under common control with"), as used with respect to any Person, shall mean the direct or indirect ability or power to direct or cause the direction of management policies of such Person or otherwise direct the affairs of such Person, whether through ownership of voting securities or otherwise.



--------------------------------------
* CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED BY MEANS OF MARKING SUCH PORTIONS WITH AN ASTERISK (THE "MARK"). THIS EXHIBIT HAS BEEN FILED WITH THE SECRETARY OF THE COMMISSION WITHOUT THE MARK PURSUANT TO THE COMPANY'S APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 24b-2 UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

     "APPLICABLE LAWS" shall mean all applicable federal, state and local laws, ordinances, rules and regulations of any kind whatsoever, including, without limitation, the Federal Food, Drug and Cosmetic Act.

     "BULK PATENTS" shall have the meaning given in Section 1 of the Licensing Agreement.

     "BULK TECHNOLOGY" shall have the meaning given in Section 1 of the Licensing Agreement.

     "CLOSING DATE" shall have the meaning given in Section 4.3 of the Licensing Agreement.

     "DAMAGES" shall mean any and all costs, losses, claims, liabilities, fines, penalties, damages and expenses, court costs, and reasonable fees and disbursements of counsel, consultants and expert witnesses incurred by a party hereto (including interest which may be imposed in connection therewith).

     "FDA" shall mean the United States Food and Drug Administration.

     "GOOD MANUFACTURING PRACTICES" or "GMP" shall mean current Good Manufacturing Practices as defined in 21 CFR Section 210 ET SEQ., as amended.

     "LICENSED ASSETS" shall have the meaning given in Section 2.1 of the Licensing Agreement.

     "LICENSING AGREEMENT" shall mean the Licensing Agreement, dated as of the date of this Agreement, between Lilly and Dura, which provides for the licensing of certain rights by Lilly to Dura in connection with the Products for the period specified therein.

     "NDAS" shall mean, with respect to Ceclor-Registered Trademark- CD (cefaclor extended release tablets), New Drug Application Number 50-673, and, with respect to Keftab-Registered Trademark- (cephalexin hydrochloride), New Drug Application Number 50-614, each as filed by Lilly with the FDA and all subsequent submissions thereto.

     "PERSON" shall mean a natural person, a corporation, a partnership, a trust, a joint venture, a limited liability company, any governmental authority or any other entity or organization.

     "PRODUCT PATENTS" shall have the meaning given in Section 1 of the Licensing Agreement.

     "PRODUCT TECHNOLOGY" shall have the meaning given in Section 1 of the Licensing Agreement.

     "PRODUCTS" shall mean those products listed in EXHIBIT A attached hereto.

     "PURCHASE ORDER" shall mean a purchase order from Dura to Lilly for any of the Products issued in accordance with the provisions of the Requirements Document.

     "REQUIREMENTS DOCUMENT" shall mean the Manufacturing Requirements Document attached hereto as APPENDIX A, as amended from time to time, setting forth various manufacturing and operational terms and procedures for implementing this Agreement.

     "SPECIFICATIONS" shall mean the specifications for manufacturing and testing each of the Products and the related methods and stability protocols and procedures as set forth in the approved NDAs and any supplements and amendments thereto.

     "UNITED STATES" shall mean the fifty (50) states and the District of Columbia comprising the United States of America.

                                    SECTION 2
                        PURCHASING, PRICING, AND PAYMENT

     2.1. PURCHASE OF EXISTING INVENTORY AND CONTRIBUTION OF EXISTING
SAMPLES. Dura shall purchase Lilly's inventory of the Products existing as of the Closing Date in the quantities and at the prices set forth in EXHIBIT B attached hereto. Dura shall also purchase at such time Ceclor CD samples in the quantity and at the price set forth in EXHIBIT B. In addition, Lilly shall contribute to Dura samples in the quantities and on the dates set forth in EXHIBIT B. Dating shall be as follows:

          (a) with respect to existing Ceclor CD samples, the expiration date shall be no earlier than June 30, 1997 (Dura agrees to make a good faith effort to distribute these while in date.);

          (b) with respect to the initial *** sample units of existing Keftab samples, the expiration date shall be no earlier than October 31, 1997; and

          (c) with respect to existing Keftab trade inventory, the expiration date shall be no earlier than August 31, 1997 (Dura agrees to make a good faith effort to distribute these while in date.).

     2.2. PURCHASE AND PRICE OF FUTURE PRODUCTS AND SAMPLES. Dura shall purchase from Lilly all its requirements for future Products and samples at the prices set forth in EXHIBIT C attached hereto. Dating shall be as follows:

          (a) with respect to all future purchases of Ceclor CD samples and trade bottles, the expiration date shall be no earlier than eighteen (18) months from the date of shipment; and

          (b) with respect to all future purchases of Keftab samples and trade bottles, the expiration date shall be no earlier than sixteen (16) months from the date of shipment.

     2.3. PURCHASE ORDERS. Dura shall provide Lilly with Purchase Orders in accordance with the Requirements Document. Each Purchase Order shall be governed by the terms of this Agreement and none of the terms or conditions of Dura's Purchase Orders, Lilly's acknowledgment forms or any other forms shall be applicable, except those specifying quantity ordered, delivery locations and delivery schedule and invoice information. Each Purchase Order shall constitute a binding obligation upon Dura to accept and pay for the quantities of Products ordered therein if, and to the extent that, such Products meet the Specifications.

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* CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED BY MEANS OF MARKING
SUCH PORTIONS WITH AN ASTERISK (THE "MARK"). THIS EXHIBIT HAS BEEN FILED WITH THE SECRETARY OF THE COMMISSION WITHOUT THE MARK PURSUANT TO THE COMPANY'S APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 24b-2 UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

     2.4. TERMS OF PAYMENT. Dura agrees to pay for all invoices within thirty-five (35) days from the date of the applicable invoice at the prices computed in accordance with the Requirements Document. All payments to Lilly shall be made by check or bank draft to the following address and shall indicate to which invoice(s) payment applies:

                    Eli Lilly and Company
                    P.O.  Box 951021
                    Dallas, TX  75395-1021

     2.5. TRANSITION PLAN. Dura shall perform its obligations set forth in the Transition Plan attached hereto as APPENDIX B.

     2.6. AUDITS. The ability to conduct audits shall be provided under and pursuant to and in accordance with the terms of Section 3.4 of the Licensing Agreement, which terms are by this reference incorporated in and made a part of this Agreement, and all of which for purposes of this Agreement shall survive any termination or expiration of the Licensing Agreement.

                                    SECTION 3
                              OBLIGATIONS OF LILLY

     3.1. MANUFACTURING; REQUIREMENTS; DELIVERY.

          (a) Lilly, or a third party under subcontract with Lilly (subject to receipt of any required FDA approvals), shall manufacture, package, label, test, prepare for shipment and ship Products to Dura at and from Lilly's facilities at the times and in the quantities set forth by Dura in the Purchase Orders and as provided for in the Requirements Document. Each shipment of Products shall include a certificate of analysis confirming that the Products therein meet the Specifications.

     3.2. QUALITY CONTROL AND ASSURANCE.

          (a) Lilly, or a third party under subcontract with Lilly (subject to receipt of any required FDA approvals), shall manufacture the Products in full compliance with the approved NDAs and in accordance with all Applicable Laws. Lilly shall perform quality control and quality assurance testing on Products to be delivered to Dura hereunder in accordance with the Specifications and the Requirements Document.

          (b) Personnel from Dura shall, upon reasonable advance notice to Lilly, have access during normal business hours to Lilly's premises where the Products are being manufactured, tested, inspected, packaged and/or stored to observe and inspect the manufacturing, quality control and testing processes for, and the records of all production and quality assurance data related to, the Products. Personnel from Lilly shall have the same rights provided to personnel from Dura under this
               Section 3.2(b) if, prior to Lilly's transfer of the Licensed Assets to Dura pursuant to Section 2.4 of the Licensing Agreement, Dura (or a third party sublicensee of Dura) is manufacturing either or both of the Products.

     3.3. RECORDS AND ACCOUNTING BY LILLY. Lilly shall, with respect to each lot of the Products produced by it hereunder, for a period of three (3) years after the expiry of the expiration dating of such lot, keep accurate records of the manufacture and testing of the Products produced by it hereunder, including, without limitation, all such records which are required under Applicable Laws. Access to such records shall be made available by Lilly to Dura upon Dura's request.

     3.4. TRANSITION PLAN. Lilly shall perform its obligations set forth in the Transition Plan attached hereto as APPENDIX B.

                                    SECTION 4
                          LABELING AND TESTING PRODUCTS

     4.1. LABELING AND PACKING. The Products shall be labeled, prepared and packed for shipment in full compliance with the approved NDAs, all Applicable Laws, and in accordance with the Requirements Document.

     4.2. LOT NUMBERING. Lot numbers shall be affixed on the containers for the Products and on each shipping carton in accordance with Applicable Laws, Lilly's customary practice, and in accordance with the Requirements Document.

     4.3. TESTING AND REJECTION OF DELIVERED PRODUCTS.

          (a) Dura shall be entitled, at its cost and expense, to test any and all Products delivered to it hereunder to determine whether such Products comply with the Specifications. Dura shall notify Lilly in writing promptly, and in any event not later than thirty (30) days after its receipt thereof, if it rejects any Products delivered to it by reason of the failure of such Products to meet the Specifications. Products not rejected within such thirty (30) day period shall be deemed accepted. Lilly shall use reasonable efforts to replace the rejected Products with Products which meet the Specifications within the shortest possible time and shall deliver such replacement Products, at its sole cost and expense, to Dura. In addition, Lilly shall, at its sole cost and expense, arrange for all such noncomplying Products to be picked up promptly in accordance with all Applicable Laws. Dura shall have no responsibility to Lilly for the purchase prices of nonconforming Products but shall pay Lilly the purchase prices for the replacement Products within 30 days of delivery thereof.

          (b) Notwithstanding subsection (a) above, if Dura and Lilly disagree on whether any Products comply with the

               Specifications or on the methods for or results of testing of any of the Products, an independent laboratory which is acceptable to both parties shall be asked to test the Products in dispute ("Disputed Products"). To the extent such laboratory finds that the Disputed Products meet the Specifications, Dura shall pay the fees of such laboratory related to such testing and shall promptly pay for the Disputed Products. To the extent that such laboratory finds that the Disputed Products fail to meet the Specifications, Lilly shall pay the fees of such laboratory related to such testing and shall replace the Disputed Products in accordance with the preceding subsection (a). Both parties hereby agree to accept and be bound by the findings of such independent laboratory.

                                    SECTION 5
            REPRESENTATIONS, WARRANTIES AND COVENANTS OF THE PARTIES.

     5.1. PRODUCT SPECIFICATIONS AND DELIVERY.

          (a) Lilly hereby warrants to Dura that (i) all of the existing Product inventory and samples purchased by Dura pursuant to Section 2.1, and (ii) all future Dura purchases of Products and samples shall, at the date shipped to Dura, fully conform to the Specifications and have been manufactured in full compliance with the Specifications and all Applicable Laws. Lilly further warrants to Dura that upon delivery of any Products pursuant hereto, including Lilly's inventory and samples of the Products contemplated in Section 2.1 hereof, good title to such Products shall convey to Dura and that such conveyance shall be free and clear of any security interest, other lien or encumbrance.

          (b) Lilly hereby represents and warrants to Dura that it has the capacity, and subject to the terms and conditions contained herein, will maintain the capacity throughout the term of this Agreement, to meet the requirements of Dura under this Agreement.

          (c)  EXCEPT AS EXPRESSLY PROVIDED IN SECTIONS 5.1(a) AND
               (d), LILLY MAKES NO REPRESENTATION OR WARRANTY AS TO ANY PRODUCTS, EXPRESS OR IMPLIED, EITHER IN FACT OR BY OPERATION OF LAW, BY STATUTE OR OTHERWISE, AND LILLY SPECIFICALLY DISCLAIMS ANY AND ALL IMPLIED OR STATUTORY WARRANTIES, INCLUDING WITHOUT LIMITATION, ANY WARRANTY OF MERCHANTABILITY, WARRANTY OF FITNESS FOR A PARTICULAR PURPOSE OR WARRANTY OF NONINFRINGEMENT.

          (d) Nothing contained in this Agreement is intended to limit or otherwise affect any representation or warranty provided in the Licensing Agreement.

          (e) Lilly hereby covenants that it shall use reasonable efforts to assure that all of the shipments of Products ordered by Dura pursuant to a Purchase Order are shipped timely in accordance with the directions contained in such Purchase Order.

     5.2. INDEMNIFICATION. Indemnification shall be provided under and pursuant to and in accordance with the terms of Section 8 of the Licensing Agreement, which terms are by this reference incorporated in and made a part of this Agreement, and all of which for purposes of this Agreement shall survive any termination or expiration of the Licensing Agreement.

     5.3. NOT DEBARRED. Dura and Lilly each hereby represent and warrant to the other that it is not debarred and has not and will not knowingly use in any capacity the services of any person debarred under subsections 306(a) or (b) of the Generic Drug Enforcement Act of 1992. If at any time this representation and warranty is no longer accurate, Dura or Lilly, as the case may be, shall immediately notify the other of such fact.

                                    SECTION 6
                     TERM OF AGREEMENT, RENEWAL, TERMINATION

     6.1. TERM OF AGREEMENT. Unless sooner terminated in accordance with this Section 6, this Agreement shall take effect and commence on the Closing Date and continue in effect for *** which will expire on the date that is *** from the Closing Date. *** as hereinafter set forth.

     6.2. TERMINATION ***

          (a) Subject to the provisions of Section 6.6, this Agreement may be terminated *** with respect to *** at any time after the
               *** term of this Agreement without cause upon the occurrence of *** (i) the giving of at least *** at any time subsequent to the end of the *** of this Agreement (the *** (ii) *** using reasonable efforts to *** that quantity of the Product or Products, as appropriate, *** the end of the *** to meet anticipated demand therefor *** (the *** The effective date of the termination of this Agreement shall be the later of the last
               day of the *** or the day on which ***   In the event of such
               termination under this Section 6.2(a), *** shall provide such reasonable assistance *** as may be reasonably necessary to (x) obtain any and all *** as may be necessary to enable *** the Product or Products, as

--------------------------------------
* CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED BY MEANS OF MARKING SUCH PORTIONS WITH AN ASTERISK (THE "MARK"). THIS EXHIBIT HAS BEEN FILED WITH THE SECRETARY OF THE COMMISSION WITHOUT THE MARK PURSUANT TO THE COMPANY'S APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 24b-2 UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

               appropriate, in the United States (subject to (z) below, excluding any such *** relating to the *** (y) effect the transfer of *** for the Product or Products, as appropriate, *** or a third party *** designated by *** for which *** shall *** for all of *** reasonable *** in connection therewith, and
               (z) enable *** to obtain a reasonable *** necessary for the *** of the Product or Products, as appropriate, in *** manners: (1) if on the effective date of the termination of this Agreement *** is engaged in *** as appropriate, *** to third parties, then *** shall be required to *** with an amount of *** as appropriate, equal to the amount of *** as appropriate, purchased by *** (as reflected by *** as appropriate) under this Agreement in the previous *** at a price *** as appropriate, *** offered to similar third parties and as set forth in *** in the *** (2) if on the effective date of the termination of this Agreement *** is no longer engaged in *** as appropriate, *** to third parties, then *** shall be required to *** for the *** is not then *** which *** shall be used by *** solely for purposes of *** in accordance with the terms set forth in Section 2.2(b) of the Licensing Agreement. *** shall *** for all of *** in connection therewith. Notwithstanding anything contained in clause (z)(2), above, to the contrary, *** shall not be required to *** required to *** until on or after ***

--------------------------------------
* CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED BY MEANS OF MARKING SUCH PORTIONS WITH AN ASTERISK (THE "MARK"). THIS EXHIBIT HAS BEEN FILED WITH THE SECRETARY OF THE COMMISSION WITHOUT THE MARK PURSUANT TO THE COMPANY'S APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 24b-2 UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

               *** unless *** agrees to *** solely *** reasonably approved by *** provided, however, that should *** desire to *** from third parties, *** shall *** for all *** invoiced prior to *** in an amount *** from a third party and *** for such *** in the prior *** provided further, however, that *** shall not be required to *** for any *** during this period *** as provided pursuant to the Requirements Document. The termination by *** of this Agreement with respect to *** as set forth in this Section 6.2(a) shall not in any way *** pursuant to the terms set forth herein and in Sections 2.2(a) and (b) of the Licensing Agreement.

          (b) Subject to the provisions of Section 6.6, this Agreement may be terminated by *** with respect to *** if *** fails to *** at
               least *** and *** in any ***   Such termination shall not be
               effective until *** has provided *** with written notice thereof. The termination by *** of this Agreement with respect to *** as set forth in this Section 6.2(b) shall not in any way *** pursuant to the terms set forth herein and in Section 2.2(a) of the Licensing Agreement.

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* CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED BY MEANS OF MARKING
SUCH PORTIONS WITH AN ASTERISK (THE "MARK"). THIS EXHIBIT HAS BEEN FILED WITH THE SECRETARY OF THE COMMISSION WITHOUT THE MARK PURSUANT TO THE COMPANY'S APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 24b-2 UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

     6.3. TERMINATION BY ***. Subject to the provisions of Section 6.6, this Agreement may be terminated by *** with respect to *** at any time after the *** of this Agreement *** upon the giving of *** to *** (the *** and the effective date of the termination of this Agreement shall be the date specified in the *** Upon receipt of *** shall, without delay, *** as appropriate and as permitted, all matters affected by or resulting from *** but *** and *** shall *** under this Agreement in accordance with the terms thereof. In the event of such termination, *** shall provide such reasonable *** as may be reasonably necessary to *** as appropriate, from *** or a third party *** and *** shall *** all of *** reasonable *** in connection therewith. The termination by *** of this Agreement with respect to *** shall not in any way limit *** pursuant to the terms set forth in Section 2.2(a) of the Licensing Agreement.

     6.4. TERMINATION FOR INSOLVENCY. If either Dura or Lilly (i) makes a general assignment for the benefit of creditors or becomes insolvent; (ii) files an insolvency petition in bankruptcy; (iii) petitions for or acquiesces in the appointment of any receiver, trustee or similar officer to liquidate or conserve its business or any substantial part of its assets; (iv) commences under the laws of any jurisdiction any proceeding involving its insolvency, bankruptcy, reorganization, adjustment of debt, dissolution, liquidation or any other similar proceeding for the release of financially distressed debtors; or (v) becomes a party to any proceeding or action of the type described above in (iii) or (iv) and such proceeding or action remains undismissed or unstayed for a period of more than sixty (60) days, then the other party may by written notice terminate this Agreement in its entirety with immediate effect.

--------------------------------------
* CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED BY MEANS OF MARKING SUCH PORTIONS WITH AN ASTERISK (THE "MARK"). THIS EXHIBIT HAS BEEN FILED WITH THE SECRETARY OF THE COMMISSION WITHOUT THE MARK PURSUANT TO THE COMPANY'S APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 24b-2 UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

     6.5. TERMINATION FOR DEFAULT.

          (a) Dura and Lilly shall each have the right to terminate this Agreement with respect to a specific Product for default upon the other's failure to comply in any material respect with the terms and conditions of this Agreement that relate to such specific Product. At least ninety (90) days prior to any such termination for default the party seeking to so terminate shall give the other written notice of its intention to terminate this Agreement in accordance with the provisions of this Section 6.5, which notice shall set forth the default(s) which form the basis for such termination. If the defaulting party fails to correct such default(s) within ninety (90) days after the receipt of notification, or if the same reasonably cannot be corrected or remedied within ninety (90) days, then if the defaulting party has not commenced curing said default(s) within said ninety (90) days and be diligently pursuing completion of same, then such party immediately may terminate this Agreement with respect to such Product. In addition, any default by a party under the Licensing Agreement shall be deemed to be a default by such party hereunder.

          (b) This Section 6.5 shall not be exclusive and shall not be in lieu of any other remedies available to a party hereto for any default hereunder on the part of the other party.

          (c) Notwithstanding anything herein to the contrary, if *** terminates this Agreement pursuant to Section 6.5(a), then *** shall be required to (x) *** as may be necessary to enable *** the *** as appropriate, *** and (y) effect the *** for the ***

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* CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED BY MEANS OF MARKING
SUCH PORTIONS WITH AN ASTERISK (THE "MARK"). THIS EXHIBIT HAS BEEN FILED WITH THE SECRETARY OF THE COMMISSION WITHOUT THE MARK PURSUANT TO THE COMPANY'S APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 24b-2 UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

               *** as appropriate, from *** to *** or a third party *** designated by *** for which *** shall *** for all of *** in connection therewith. Notwithstanding anything contained in clause (y), above, to the contrary, *** shall not be required to *** required to *** until on or after *** unless *** agrees to *** solely *** in a *** reasonably *** provided, however, that should *** desire to *** shall *** for *** invoiced prior to *** in an amount *** third party *** in the *** provided further, however, that *** shall not be required to *** for any *** during this period in *** of the *** reflected in *** as provided pursuant to the Requirements Document.

     6.6. CONTINUING OBLIGATIONS. Termination of this Agreement for any reason shall not relieve the parties of any obligation accruing prior thereto with respect to the terminated Product and any ongoing obligations hereunder with respect to the remaining Product and shall be without prejudice to the rights and remedies of either party with respect to any antecedent breach of the provisions of this Agreement. Without limiting the generality of the foregoing, no termination of this Agreement, whether by lapse of time or otherwise, shall serve to terminate the obligations of the parties hereto under subsections 2.3, 2.4, 2.5, 2.6, 3.2, 3.3, 3.4, 4.3, 5.1, 5.2, 6.2, 6.5, 6.6, and 6.7, section 7, section 8 (except for subsection 8.14, which shall expire as described therein) hereof, and such obligations shall survive any such termination.

--------------------------------------
* CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED BY MEANS OF MARKING SUCH PORTIONS WITH AN ASTERISK (THE "MARK"). THIS EXHIBIT HAS BEEN FILED WITH THE SECRETARY OF THE COMMISSION WITHOUT THE MARK PURSUANT TO THE COMPANY'S APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 24b-2 UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

     6.7. RETURNED MATERIALS. On the termination of this Agreement, Lilly and Dura each shall return to the other all information which it possesses or controls that belongs to the other, except that each may retain a copy for recordkeeping purposes.

                                    SECTION 7
                              RESTRICTIVE COVENANTS

     7.1. NON-COMPETE. For and during the period *** and, if *** pursuant to *** for the period ending on the *** (the *** neither *** shall, directly or indirectly, *** on (unless such *** are *** or *** an *** provided, however, that nothing set forth herein shall prevent *** from (a) *** (b) *** or (c) subject to the following sentence, *** which at the time of *** Notwithstanding the above, *** acknowledges and agrees that the following activities, events and conditions *** of this Section 7.1 and *** in any *** or *** of any nature whatsoever (each, a *** in which the other *** in such *** (each, the *** at that time already conducts or engages in, directly or indirectly, anywhere *** the *** (the *** provided that the *** (i) *** a *** of the *** of the ***

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* CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED BY MEANS OF MARKING
SUCH PORTIONS WITH AN ASTERISK (THE "MARK"). THIS EXHIBIT HAS BEEN FILED WITH THE SECRETARY OF THE COMMISSION WITHOUT THE MARK PURSUANT TO THE COMPANY'S APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 24b-2 UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

*** prior to the *** (ii) will not constitute a *** of the *** of either *** or *** as the case may be, following *** and (iii) would not have a *** Further, no provision herein contained shall *** in any fashion *** to conduct or engage in
***

     7.2. CONFIDENTIALITY. Confidentiality of information shall be provided under and pursuant to and in accordance with the terms of Section 7.5 of the Licensing Agreement, which terms are by this reference incorporated in and made a part of this Agreement, and all of which for purposes of this Agreement shall survive any termination or expiration of the Licensing Agreement.

                                    SECTION 8
                            MISCELLANEOUS PROVISIONS

     8.1. SUCCESSORS AND ASSIGNS. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and assigns; PROVIDED, HOWEVER, that neither Lilly nor Dura may assign any of its rights, duties or obligations hereunder without the prior written consent of the other, which consent may be withheld in the other's sole discretion, except that no prior written consent shall be required (i) in the event that a third party acquires substantially all of the assets or outstanding shares of, or merges with, Dura or Lilly, as the case may be, or (ii) in the event Lilly assigns any or all of its obligations hereunder to an Affiliate of Lilly or a third party but only so long as Lilly agrees to be bound by all of its responsibilities and obligations hereunder. No assignment of this Agreement or of any rights hereunder shall relieve the assigning party of any of its obligations or liability hereunder.

     8.2. NOTICES. All notices or other communications required or permitted to be given hereunder shall be in writing and shall be deemed to have been duly given if delivered by hand, prepaid telex, cable, telegram or facsimile and confirmed in writing, or mailed first class, postage prepaid, by

--------------------------------------
* CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED BY MEANS OF MARKING SUCH PORTIONS WITH AN ASTERISK (THE "MARK"). THIS EXHIBIT HAS BEEN FILED WITH THE SECRETARY OF THE COMMISSION WITHOUT THE MARK PURSUANT TO THE COMPANY'S APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 24b-2 UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

registered or certified mail, return receipt requested (mailed notices and notices sent by telex, cable or telegram shall be deemed to have been given on the date received) as follows:

          If to Lilly, as follows:

               Eli Lilly and Company
               Lilly Corporate Center
               Indianapolis, Indiana 46285
               Facsimile: (317) 277-3354
               Attn: President, North American Pharmaceutical Operations

          With a copy to:

               Eli Lilly and Company
               Lilly Corporate Center
               Indianapolis, Indiana  46285
               Facsimile:  (317) 276-6221
               Attn:  General Counsel

          If to Dura, as follows:

               Dura Pharmaceuticals, Inc.
               5880 Pacific Center Boulevard
               San Diego, California 92121-4204
               Attn:  Office of the General Counsel

or in any case to such other address or addresses as hereafter shall be furnished as provided in this Section 8.2 by any party hereto to the other party.

    8.3. WAIVER; REMEDIES. No delay on the part of Lilly or Dura in exercising any right, power or privilege hereunder shall operate as a waiver thereof, nor shall any waiver on the part of either Lilly or Dura of any right, power or privilege hereunder operate as a waiver of any other right, power or privilege hereunder nor shall any single or partial exercise of any right, power or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, power or privilege hereunder. The indemnification provided in Section 8 of the Licensing Agreement shall be the sole remedy available for any Damages arising out of or in connection with this Agreement except for any rights or remedies which the parties hereto may otherwise have in equity.

     8.4. ENTIRE AGREEMENT. This Agreement (together with the Licensing Agreement) and its appendices constitute the entire agreement between the parties with respect to the subject matter hereof and supersede all prior agreements or understandings of the parties relating thereto.

     8.5. AMENDMENT. This Agreement may be modified or amended only by written agreement of the parties hereto.

     8.6. COUNTERPARTS. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original but all of which together shall constitute a single instrument.

     8.7. GOVERNING LAW. This Agreement shall be governed and construed in accordance with the laws of the State of Indiana excluding any choice of law rules which may direct the application of the law of another state.

     8.8. CAPTIONS. All section titles or captions contained in this Agreement and in any appendix referred to herein or annexed to this Agreement are for convenience only, shall not be deemed a part of this Agreement and shall not affect the meaning or interpretation of this Agreement.

     8.9. NO THIRD-PARTY RIGHTS. No provision of this Agreement shall be deemed or construed in any way to result in the creation of any rights or obligation in any Person not a party to this Agreement.

     8.10. CONSTRUCTION. This Agreement shall be deemed to have been drafted by both Lilly and Dura and shall not be construed against either party as the draftsperson hereof.

     8.11. APPENDICES. Each Appendix hereto is incorporated by reference and made a part of this Agreement.

     8.12. NO JOINT VENTURE. Nothing contained herein shall be deemed to create any joint venture or partnership between the parties hereto, and, except as is expressly set forth herein, neither party shall have any right by virtue of this Agreement to bind the other party in any manner whatsoever.

     8.13. SEVERABILITY. If any provision of this Agreement is held to be illegal, invalid, or unenforceable under present or future laws effective while this Agreement remains in effect, the legality, validity and enforceability of the remaining provisions shall not be affected thereby.

     8.14. FORCE MAJEURE. If either party is prevented from complying, either totally or in part, with any of the terms or provisions set forth herein with respect to either one or both of the Products by reason of force majeure, including, by way of example and not of limitation, fire, flood, explosion, storm, strike, lockout or other labor dispute, riot, war, rebellion, accidents, acts of God, acts of governmental agencies or instrumentalities, failure of suppliers or any other cause or externally induced casualty beyond its reasonable control, whether similar to the foregoing contingencies or not, said party shall provide written notice of same to the other party. Said notice shall be provided within five (5) working days of the occurrence of such event and shall identify the requirements of this Agreement or such of its obligations as may be affected, and to the extent so affected, said obligations shall be suspended during the period of such disability. If any raw materials, facility systems or capacity is used for both the affected Product and any other products or purposes, any necessary allocation shall be made as between Lilly's needs (including those of any Affiliate of Lilly), Dura's needs and the needs of any other party to whom Lilly has firm contractual obligations on a basis no less favorable than pro rata on a volume basis. The party prevented from performing hereunder shall use reasonable efforts to remove such disability, and shall continue performance whenever such causes are removed. The party so affected shall give to the other party a good faith estimate of the continuing effect of the force majeure condition and the duration of the affected party's nonperformance. If the period of any previous actual nonperformance of Lilly because of Lilly force majeure conditions plus the anticipated future period of Lilly nonperformance because of such conditions will exceed an aggregate of two hundred seventy (270) days within any twenty-four (24) month period, Dura may terminate this Agreement by notice to Lilly. If the period of any previous actual nonperformance of Dura because of Dura force majeure conditions plus the anticipated future period of Dura nonperformance because of such conditions will exceed an aggregate of two hundred seventy (270) days within any twenty-four (24) month period, Lilly may terminate this Agreement by notice to Dura. When such circumstances as those contemplated herein arise, the parties shall discuss in good faith, what, if any, modification of the terms set forth herein may be required in order to arrive at an equitable solution.


                                  [End of text]

    IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

                                   ELI LILLY AND COMPANY


                                   By:  /s/ Sidney Taurel
                                   Title:  President and Chief Operating
                                           Officer


                                   DURA PHARMACEUTICALS, INC.


                                   By:  /s/ Cam L. Garner
                                   Title:  Chairman, President and
                                           Chief Executive Officer








Dura/Manufacturing Agreement-8/20/96

                             MANUFACTURING AGREEMENT
                                    EXHIBIT A
                                    PRODUCTS


 PRODUCT                   CONTAINER            FULL LOT       MANUFACTURING/           LILLY               NDA NO.
 TITLES                    COUNT/SIZE          QUANTITIES        PACKAGING              PRODUCT
                                                                   SITE                ITEM CODE
--------------------------------------------------------------------------------------------------------------------
 Ceclor CD               Bottles of 60           12,670       Lilly Industries           TA4220              50-673
 375mg                                                        Carolina, PR
                                                              PR03
--------------------------------------------------------------------------------------------------------------------
 Ceclor CD                Blister of 4           142,500      Lilly Dry Products         TA4221              50-673
 500mg                      (sample)                          Indianapolis, IN
                                                              Bldg 328
--------------------------------------------------------------------------------------------------------------------
 Ceclor CD               Bottles of 60            9,500       Lilly Industries           TA4221              50-673
 500mg                                                        Carolina, PR
                                                              PR03
--------------------------------------------------------------------------------------------------------------------
 Keftab                   Blister of 4             ****       Lilly Dry Products         TA4143              50-614
 500mg                      (sample)                          Indianapolis, IN
                                                              Bldg 328
--------------------------------------------------------------------------------------------------------------------
 Keftab                    Bottles of             5,640       Lilly Industries           TA4143              50-614
 500mg                        100                             Carolina, PR
                                                              PR03
--------------------------------------------------------------------------------------------------------------------

--------------------------------------
* CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED BY MEANS OF MARKING SUCH PORTIONS WITH AN ASTERISK (THE "MARK"). THIS EXHIBIT HAS BEEN FILED WITH THE SECRETARY OF THE COMMISSION WITHOUT THE MARK PURSUANT TO THE COMPANY'S APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 24b-2 UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

                                    EXHIBIT B

                         EXISTING INVENTORY AND SAMPLES


SAMPLES

1. *** shall *** an aggregate of (a) *** Samples of Keftab (500 mg 2 x 2 Samples), and (b) *** Samples of Ceclor CD (*** x 2 Samples).

2. Subject to the provisions set forth in Section 4 of the Requirements Document, *** with the following initial quantities of samples: (a)
     *** sample units of Keftab, and (b) *** sample units of Ceclor CD. These samples shall be *** consistent with No. 1 above.

3. *** sample units of Ceclor CD at a purchase price equal to *** per sample unit. Lilly shall invoice Dura for Dura's purchase of these samples in accordance with the provisions contained in the Manufacturing Agreement.

4. Dura shall designate on any Purchase Order for samples: (a) the amount of Keftab and/or Ceclor CD samples, as appropriate, which are to be *** and
     (b) the amount of Keftab and/or Ceclor CD samples, as appropriate, which are to be *** in accordance under this Agreement.

5. In no event shall *** aggregate samples of Keftab and *** aggregate samples of Ceclor CD hereunder.

INVENTORY

1.   ***

     (a) that quantity of Keftab trade bottles equal to (i) the *** bottles of inventory as of *** less (ii) the number of bottles *** at a purchase price equal to *** per bottle; and

     (b) *** bottles of Ceclor CD *** tablets and *** bottles of Ceclor CD *** tablets at a purchase price equal to *** per bottle and *** per bottle, respectively.

2. Lilly shall invoice Dura for Dura's purchase of the above Products in accordance with the provisions contained in the Manufacturing Agreement.


                                       -2-


--------------------------------------
* CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED BY MEANS OF MARKING SUCH PORTIONS WITH AN ASTERISK (THE "MARK"). THIS EXHIBIT HAS BEEN FILED WITH THE SECRETARY OF THE COMMISSION WITHOUT THE MARK PURSUANT TO THE COMPANY'S APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 24b-2 UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

                                    EXHIBIT C

                         PRICES OF PRODUCTS AND SAMPLES


(a)  *** will be invoiced at the following prices:

     Product                                           Price
     -------                                           -----
     Ceclor CD

     *** Bottles of 60 Tablets                         ***
     *** Bottles of 60 Tablets                         ***

     Keftab

     500 mg Bottles of 100 Tablets                     ***

(b)  *** will be invoiced at the following prices:

     Keftab 500 mg 2 x 2 Samples                       *** per Sample

     Ceclor CD *** 2 x 2 Samples                    *** per Sample

(c) Beginning *** and on *** shall *** the *** in *** for such presentations (determined in accordance with *** consistently applied), but in no case *** for any Product (including samples of Product) *** shall give *** notice on or before *** of any and all *** with said *** to be effective *** received after *** of the ***

(d) Any modifications or adjustments to any of the prices set forth on this Exhibit C for reasons other than those described in paragraph (c), above, shall be evidenced in writing and be executed by an authorized representative of each party.


--------------------------------------
* CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED BY MEANS OF MARKING SUCH PORTIONS WITH AN ASTERISK (THE "MARK"). THIS EXHIBIT HAS BEEN FILED WITH THE SECRETARY OF THE COMMISSION WITHOUT THE MARK PURSUANT TO THE COMPANY'S APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 24b-2 UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

                                   APPENDIX A






                                  LILLY * DURA







                                  MANUFACTURING
                                  REQUIREMENTS
                                    DOCUMENT



        CECLOR-Registered Trademark- CD AND KEFTAB-Registered Trademark-
                                    PRODUCTS







                           (Revision No. O,   , 1996)
                                           ---

                                    SECTION 1
                                  INTRODUCTION

     1.0. This Manufacturing Requirements Document ("MRD") describes certain procedures, personnel contacts and other matters relating to the manufacturing and supplying of Products by Lilly to Dura. Capitalized terms used in this MRD and not otherwise defined herein shall have the meanings ascribed to such terms in the Manufacturing Agreement to which this MRD is attached as Appendix A. The Products covered by this document are listed in ATTACHMENT I.

     Throughout this document, references are made to individuals from Dura and Lilly by title. Refer to the Key Contacts list, ATTACHMENT II, to obtain the name and phone number of the individual.

                                    SECTION 2
                                 ADMINISTRATION

     2.0. Revisions shall be coordinated by one Lilly employee and one Dura employee. These two individuals will have responsibility for alerting any affected persons within their respective companies and for coordinating any required implementation.

     Each change in this MRD may be made only by the designated representatives set forth below and will cause a change in the revision number reflected on the cover page of this document. Lilly will maintain the master copy and make the agreed upon changes. A new revision will then be sent to Dura. The designated Dura representative will acknowledge receipt and acceptance of such new revision by sending a memo to the designated Lilly representative. The designated representatives are:

                    Lilly:    Jaime Colon

                    Dura: Jeff Doerner

     Either company may change its designated representative by giving notice thereof to the other in accordance with the provisions of the Manufacturing

Agreement. These contacts from Lilly and Dura will be the primary contacts for any questions or requests that either party might have with this MRD or the Products.

                                    SECTION 3
                    QUALITY ASSURANCE/REGULATORY REQUIREMENTS

     3.1. INCOMING COMPONENT INSPECTIONS. Lilly has and will maintain standard operating procedures ("SOPs") for inspections of all components used in the manufacture of the Products. Incoming raw material, actives, and components as well as finished goods are included in the inspection program. Inspections shall be conducted in accordance with approved/validated methods and Specifications. Documentation of all inspections shall be maintained per procedure. Access to Lilly's SOPs shall be made available by Lilly to Dura upon Dura's reasonable request.

     3.2. ANNUAL REVIEWS. Lilly will perform annual Product quality reviews for all Products produced at its manufacturing sites. An annual Product quality review report will be created for each calendar year, including information concerning batches produced, complaints, rejections, investigations, recalls,
quality, analytical, microbiological and stability data as applicable.   Access
to such reports shall be made available by Lilly to Dura upon Dura's reasonable request.

     3.3. STABILITY. Lilly will perform stability testing required to support the NDAs and ongoing commercial stability monitoring of the Products. Stability testing and monitoring will be conducted following Lilly-approved protocols in the approved NDAs.

     3.4. BATCH DOCUMENTATION & QUALITY RECORDS. Lilly will maintain original batch documentation in a secure Lilly facility for a period of three (3) years after the expiry of the expiration dating of the applicable Products. All documentation is and will be reviewed by Lilly Quality Control for adherence to internal procedures, GMPs and the approved NDAs.

     After any Product release, a Certificate of Analysis will be sent by overnight mail or by telecopy (receipt confirmed) to arrive at Dura prior to such Product's delivery, addressed to Attention: Quality Assurance.

     A copy of the MSDS documents are included as ATTACHMENT III to this document.

     3.5. RESERVE SAMPLES. Lilly will maintain reserve samples to comply with the Code of Federal Regulations 21 CFR 211.170 for the Products. Samples from Product lots tested for release at Lilly facilities will be maintained in a secure Lilly storage facility consistent with the storage conditions for the Products.

     3.6. MATERIAL CONTROL. Control and traceability of all materials used in the manufacture of the Products will be accomplished by adherence to internal SOPs.

     3.7. NON-CONFORMING OR REJECTED MATERIAL. In process and finished Products considered unacceptable by Lilly Quality Control will be rejected by Lilly Quality Control in accordance with internal SOPs which have been established and will be maintained by Lilly. These Products will be identified as unsuitable for use and segregated from approved material with the appropriate investigation reports and labeling pursuant to such SOPs.

     3.8. DESTROY ORDER SYSTEM. There is a formal system, which has been established and will be maintained by Lilly, by which obsolete material is destroyed and the destruction documented. Access to destruction documentation related to Products shall be made available by Lilly to Dura upon Dura's request. Material for which Dura is financially responsible will not be destroyed until at least ten (10) days after Lilly has provided notice of the proposed destruction to the designated Key Contact from Dura.

     3.9. LABORATORY ANALYSIS. Lilly will test Products using approved/validated methods and Specifications according to the approved NDAs. There is a procedure in place, which Lilly will maintain, for investigation and disposition of out-of-Specifications or abnormal testing results.

     3.10. TRAINING/QUALIFICATION. Lilly has and will maintain a program to assure that all personnel engaged in the manufacturing, filling, packaging, and shipping of Products have the education, training and/or experience required to properly perform their assigned functions in compliance with GMPs. Training of all personnel is and shall be documented by Lilly.

     3.11. DEVIATIONS. Lilly has and will maintain formal procedures for notifying appropriate Lilly personnel, including management, and performing investigations in connection with deviations relating to the manufacture, processing, packaging, testing or storage of the Products. These procedures define the criteria and process by which all deviations relating to the manufacture, processing, packaging, labeling, testing or storage of the Products, including those which may affect safety, identity, strength, efficacy, quality or purity, are to be evaluated, justified, documented and approved.

     3.12. REGULATORY REQUIREMENTS. Dura and Lilly have jointly developed written procedures for (i) the reporting of adverse drug experiences, as set forth on EXHIBIT D to the Licensing Agreement, (ii) the submission by Dura to Lilly and by Lilly to FDA of labeling and promotional materials related to the Products as set forth in EXHIBIT E to the Licensing Agreement, (iii) administration of and response to medical inquiries concerning the Products by consumers, physicians, pharmacists and other health care professionals as set forth in EXHIBIT F to the Licensing Agreement, and (iv) administration and analysis of and response to complaints concerning the Products as set forth in
EXHIBIT G to the Licensing Agreement.   Dura and Lilly shall each comply with
the provisions thereof.

                                    SECTION 4
                      INVENTORY POLICY & MATERIAL PLANNING

     4.0. Lilly's and Dura's goals include a continuing effort to reduce cycle time through the plant and through material and component acquisition to minimize inventory while responding fully to market demand. Attainment of this goal requires well developed channels of communication. This benefits both parties by reducing the investment in inventory. Because of the process flow inherent in the Products at the plant, schedule changes require advance planning.

- Dura agrees that it cannot submit a purchase order hereunder for Keftab samples in excess of the quantity thereof set forth on Exhibit B to the Manufacturing Agreement unless such purchase order is submitted to Lilly in accordance with the terms set forth herein before the close of business on Friday, August 23, 1996. Dura further agrees and acknowledges that Lilly shall not be required to begin to process any purchase order pursuant to the terms set forth herein for any additional quantities of Keftab samples until after November 15, 1996.

- Dura agrees that it cannot submit a purchase order hereunder for Ceclor CD samples in excess of the quantity set forth on Exhibit B to the Manufacturing Agreement unless such purchase order is submitted to Lilly in accordance with the terms set forth herein before the close of business on Friday, August 23, 1996. Dura further agrees and acknowledges that Lilly shall not be required to begin to process any purchase order pursuant to the terms set forth herein for any additional quantities of Ceclor CD samples until after April 15, 1997; provided, however, that if Dura has submitted a purchase order in accordance with the terms set forth herein by the close of business on April 15, 1997, then Lilly shall deliver no more than one lot of Ceclor CD samples to Dura on or before June 15, 1997; provided further that any additional quantities of Ceclor CD samples shall be provided by Lilly to Dura in accordance with the terms set forth herein.

- On or before the 15th of each month, Dura shall provide Lilly with a rolling forecast (the "Forecast"), for which no binding purchase order exists, of its estimated requirements for each of the Products (including, without limitation, samples thereof) for each of the next five (5) quarters. In addition, in December of each year Dura shall provide Lilly with a non-binding forecast of its estimated requirements for each of the Products (including, without limitation, samples thereof) for the next thirty-six (36) months.

- Reasonable quantities of unique components, or materials that are not used in the manufacture of Lilly's other products, will be purchased by Lilly in reliance by Lilly on Dura's Forecast of its estimated requirements. If Dura thereafter requests any change that causes any obsolescence of any such unique components or materials purchased by Lilly, Dura shall be responsible to Lilly for the costs associated with said components or materials (including, but not limited to, any costs related to the destruction of such components or materials).

- Dura shall purchase not less than 80% of the quantities identified in its most recent applicable quarterly Forecast and Lilly shall not be obligated to provide more than 120% of such quantities. An example of the foregoing is set forth in ATTACHMENT IV hereto.

- Purchase Orders will be issued from Dura to Lilly at least ninety (90) days prior to the delivery date specified in each Purchase Order. All Purchase Orders shall be for full lot quantities (as set forth on ATTACHMENT I hereto); delivery of greater than 90% of the quantity ordered shall be accepted by Dura in full satisfaction of the quantity ordered in such Purchase Order.

- Lead times on copy code changes (not reprints of approved labeling) from receipt of Dura's approval of the proposed copy code shall be:

          Labels              8 weeks

          Literature          8 weeks

          Cartons             9 weeks

          Shipping Cases 4 weeks

- Lead time for product packaging is in addition to the lead time set forth for the above-described copy code changes.

                                    SECTION 5
                           SHIPMENT OF FINISHED GOODS

     5.0. A copy of the bill of lading will be included as shipping paperwork with each order.

     Dura will select and pay the carrier to be used. These Products will be shipped F.O.B. shipping point, freight class, Class 70 (Class of Commodity for Food and Pharmaceutical Products) or as may otherwise be required pursuant to Applicable Laws.

     Should Dura request Lilly to warehouse any Product, Lilly will use reasonable efforts to comply, and Dura shall pay to Lilly a warehousing fee per pallet per day of Two Dollars Fifty Cents ($2.50).

     Any discrepancies between quantity shipped from Lilly and quantity arriving at Dura shall be jointly investigated.

                                    SECTION 6
                                 PACKAGE DESIGN

     6.0. Initial package design for Product samples and trade shall be provided by Lilly.

     This procedure encompasses all changes in the design of packaging (see section titled "Control of Printed Material" for graphic changes):

     - Lilly will assign a unique item number for each packaging component and a detailed specification.

     - Dura will supply label designs to Lilly for artwork creation and ordering of package components.

     - Lilly requires a unique pharmacode on each primary label. This assignment will be contained in the detailed specification. The pharmacode is intended to be scanned at the printing supplier and on the packaging lines to ensure that the correct label is being used. The pharmacode will be put in position by Lilly.

     - In general, minor changes to secondary packaging may be made without the review process if the change is considered to be functionally equivalent or unnoticed by the end user. An example might be a change in paper weight or fold in the prescribing information to improve packaging efficiency (assuming no corresponding graphic change is required in a fold change). Specifications and component sheets will be revised, as appropriate.

                                    SECTION 7
                                    ADDRESSES

     7.0. Purchase Orders should be placed and forecasts sent as follows:

     Orders and forecasts should be mailed to:

          Eli Lilly Industries, Inc.
          Call Box 1198
          Pueblo Station
          Carolina, Puerto Rico  00986-1198
          Attn:  Customer Services, PR03

     and a copy of any forecast should be mailed to:

          Eli Lilly and Company
          1400 West Raymond Street
          Drop Code 4028
          Attn:  Inventory Planner
          Indianapolis, IN  46221

     At the time the Purchase Order is mailed, a copy should be faxed to Lilly Customer Service Representative, FAX (787)257-5823.

     Once Products are shipped, Lilly will invoice Dura. Invoice will reference Dura Purchase Order, quantity, description, price, and shipping document number.

Invoices will be mailed to:

          Dura Pharmaceuticals, Inc.
          5880 Pacific Center Boulevard
          San Diego, California 92121-4204
          Attn:  Finance Department


                                    SECTION 8
                           CONTROL OF PRINTED MATERIAL

     8.0. Dura will supply label designs to Lilly. Lilly will prepare final artwork and printer's proofs for initial approval by: Lilly's Regulatory Affairs Group, CM&C Regulatory Group, and Printed Package Materials Groups, and by Dura's Regulatory/Medical Affairs/Marketing Group. Lilly will then forward these proofs to the attention of Dura's Vice President of Regulatory Affairs. Following receipt of proof approval from Dura, Lilly will have labeling components printed in accordance with SOPs for graphics preparation and processing printing orders.

     Any revisions to approved labeling will be requested by Dura to Lilly's Regulatory Affairs Group. Lilly will prepare final artwork and printer's proofs for approval by: Lilly's Regulatory Affairs Group, CM&C Regulatory Group, and Printed Package Materials Groups and by Dura's Regulatory/Medical Affairs/Marketing Group. Lilly will then forward these proofs to the attention of Dura's Vice President of Regulatory Affairs. Following receipt of proof approval from Dura, Lilly will have labeling components printed in accordance with SOPs for graphics preparation and processing printing orders. Dura approval shall not be required for reprints of currently approved labeling with no revisions.

                                    SECTION 9
                          PROCESS CHANGE AND VALIDATION

     9.0. Lilly has and will maintain procedures that help it determine if process changes are occurring and guide it in administering process changes.

     The current Product Specifications are included in ATTACHMENT V. If Dura requests a change in Specifications, packaging, process or any other matters covered by this MRD, Lilly will determine the steps necessary and the costs associated to accomplish the change and will communicate that information to Dura. Upon Dura's acceptance of responsibility for the costs of such change and such other conditions as may be reasonably necessary for Lilly to accomplish the change (including lead time), Lilly will make such change. If Lilly desires any such change, it shall follow a reciprocal procedure with Dura. If, in Lilly's reasonable belief, any process change would result in a material change in a Product's appearance, lot size (whether trade or sample), or inventory level, Lilly shall provide Dura with at least ten (10) business days notice before implementing such change.

     Whenever this MRD refers to "Standard operating procedures" or "SOPs" or "programs" that Lilly "has and will maintain", such phrases or phrases of similar import shall be deemed to mean that Lilly shall, throughout the term of the Manufacturing Agreement, have and maintain the referenced procedures or programs as they may be modified from time to time in Lilly's discretion without the need for notice to, or the consent of, Dura; provided, however, that Lilly shall upon Dura's reasonable request make such procedures or programs, as so modified, available for review by Dura.

                                   SECTION 10
                                     PRICING

     10.0. Products shall be purchased by Dura from Lilly pursuant to the terms and conditions set forth in Section 2 of the Manufacturing Agreement and at the prices set forth on Exhibit C thereto (a copy of which is attached hereto as ATTACHMENT VI). If any prices are adjusted pursuant to the terms contained in Exhibit C, then such revised exhibit shall be attached hereto as a revised ATTACHMENT VI.

                                  ATTACHMENT I
                                    PRODUCTS

   PRODUCT    CONTAINER     FULL LOT   MANUFACTURING/       LILLY       NDA NO.
   TITLES     COUNT/SIZE   QUANTITIES    PACKAGING        PRODUCT
                                           SITE          ITEM CODE
--------------------------------------------------------------------------------
 Ceclor CD    Bottles of     12,670   Lilly Industries     TA4220       50-673
 375mg            60                  Carolina, PR
                                      PR03
--------------------------------------------------------------------------------
 Ceclor CD   Blister of 4   142,500   Lilly Dry Products   TA4221       50-673
 500mg         (sample)               Indianapolis, IN
                                      Bldg 328
--------------------------------------------------------------------------------
 Ceclor CD  Bottles of       9,500    Lilly Industries     TA4221       50-673
 500mg          60                    Carolina, PR
                                      PR03
--------------------------------------------------------------------------------
 Keftab      Blister of 4     ****    Lilly Dry Products   TA4143       50-614
 500mg         (sample)               Indianapolis, IN
                                      Bldg 328
--------------------------------------------------------------------------------
 Keftab       Bottles of     5,640    Lilly Industries     TA4143       50-614
 500mg            100                 Carolina, PR
                                      PR03
--------------------------------------------------------------------------------

--------------------------------------
* CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED BY MEANS OF MARKING SUCH PORTIONS WITH AN ASTERISK (THE "MARK"). THIS EXHIBIT HAS BEEN FILED WITH THE SECRETARY OF THE COMMISSION WITHOUT THE MARK PURSUANT TO THE COMPANY'S APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 24b-2 UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

                                  ATTACHMENT II
                                KEY CONTACT LIST

          NAME                   TITLE                   ROLE           DEPT.   LOCATION    TELEPHONE      MAIL        FAX NUMBER
                                                                                                         DROP CODE
---------------------------------------------------------------------------------------------------------------------------------
 LILLY PUERTO RICO

 ***                        ***                   ***                   41J      PR03         ***           PR03        ***

 ***                        ***                   ***                   50J      PR03         ***           PR03        ***

 ***                        ***                   ***                   72J      PR03         ***           PR03        ***

 ***                        ***                   ***                   72J      PR03         ***           PR03        ***

 ***                        ***                   ***                   72J      PR03         ***           PR03        ***

 ***                        ***                   ***                   43J      PR03         ***           PR03        ***

 ***                        ***                   ***                   73J      PR03         ***           PR03        ***

 ***                        ***                   ***                   43J      PR03         ***           PR03        ***

 ***                        ***                   ***                   50J      PR03         ***           PR03        ***




 LILLY INDIANAPOLIS

 ***                        ***                   ***                 IC241      170/01       ***           4112        ***

 ***                        ***                   ***                 MC327       74/10       ***           1102        ***

 ***                        ***                   ***                 MC675       15/4        ***           2543        ***

 ***                        ***                   ***                 MC216       74/5        ***           1056        ***


--------------------------------------
* CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED BY MEANS OF MARKING SUCH PORTIONS WITH AN ASTERISK (THE "MARK"). THIS EXHIBIT HAS BEEN FILED WITH THE SECRETARY OF THE COMMISSION WITHOUT THE MARK PURSUANT TO THE COMPANY'S APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 24b-2 UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

                                  ATTACHMENT II
                                KEY CONTACT LIST

          NAME                   TITLE                   ROLE           DEPT.   LOCATION    TELEPHONE      MAIL        FAX NUMBER
                                                                                                         DROP CODE
---------------------------------------------------------------------------------------------------------------------------------
 DURA


 To be provided by
 Dura



                                 ATTACHMENT III
                           MATERIAL SAFETY DATA SHEETS

                                      MSDS                             Eli Lilly
                                                                           &
                                                                        Company


                           Material Safety Data Sheet

              Lilly Corporate Center, Indianapolis, Indiana  46285

NAME:   Cephalexin Hydrochloride Tablets
DATE:   May 12, 1993


------------------------------Section 1 - MATERIAL IDENTIFICATION---------------

U.S. TELEPHONE NUMBERS:  EMERGENCY 317-276-2000    CHEMTREC 800-424-9300


As of the date of issuance, we are providing available information relevant to the handling of this material in the workplace. All information contained herein is offered with the good faith belief that it is accurate. THIS MATERIAL SAFETY DATA SHEET SHALL NOT BE DEEMED TO CREATE ANY WARRANTY OF ANY KIND (INCLUDING WARRANTY OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE). In the event of an adverse incident associated with this material, this safety data sheet is not intended to be a substitute for consultation with appropriately trained personnel. Nor is this safety data sheet intended to be a substitute for product literature which may accompany the finished product.

See attached glossary for abbreviations.

Common Name:  Cephalexin Hydrochloride Tablets

Lilly Nos.:  TA4142, TA4143, TA4145

Chemical Name: 7-(D-2-Amino-2-phenylacetamido)-3-methyl-3-cephem-4-carboxylic acid hydrochloride monohydrate; 5-Thia-1-azabicyclo[4.2.0]oct-2-ene-2-carboxylic acid, 7-[(aminophenylacetyl)amino]-3-methyl-8-oxo-, monohydrochloride, monohydrate, [6R-[6alpha, 7beta(R*)] ]-

Synonyms/Trade Names:    Cephalexin Hydrochloride; Cephalexin; Cephalexin

NAME:   Cephalexin  Hydrochloride Tablets
DATE:   May 12, 1993


----------------------Section 1 - MATERIAL IDENTIFICATION (continued)-----------

                         Hydrochloride Tablet Mix; Cephalexin Hydrochloride Core Tablets; Keftab*; Keftab Tablets*; LSN061188 Formulation; 4142; 4143

Mixture Ingredients Listed Below:

                                                                  Percent in
Common or Chemical Name   Synonyms/Trade Names    CAS Number       Mixture
------------------------  --------------------    ----------      ----------
Cephalexin hydrochloride  Keftab*                 105879-42-3       44-97

Excipients                NA                      NA                 3-55

Contains no hazardous components (one percent or greater) or carcinogens (one-tenth percent or greater) not listed above.

*Trademark of Eli Lilly and Company



--------------------------------------Section 2 - PHYSICAL DATA-----------------

Appearance:  White to off-white powder finished as coated tablets

Odor:  Odorless

Boiling Point:  NA

Melting Point:  NAIF

Specific Gravity:  NAIF

pH:  NAIF

Evaporation Rate:  NAIF

NAME:   Cephalexin  Hydrochloride Tablets
DATE:   May 12, 1993


------------------------------Section 2 - PHYSICAL DATA (continued)-------------


Solubility in Water:  Soluble

Vapor Density:  NAIF

Vapor Pressure:  NAIF



----------------------------Section 3 - FIRE AND EXPLOSION INFORMATION----------

Extinguishing Media:  Use water, carbon dioxide, dry chemical, foam, or Halon.

Unusual Fire and Explosion Hazards:  None known.

Flash Point:  NAIF

Method:  NA

UEL:  NAIF

LEL:  NAIF



--------------------------------Section 4 - REACTIVITY INFORMATION--------------


Stability:  Stable at normal temperatures and pressures.

Incompatibility:    May react with strong oxidizing agents (e.g.,
                    peroxides, permanganates, nitric acid, etc.).

Hazardous Decomposition:  May emit toxic fumes when heated to decomposition.

Hazardous Polymerization:  Will not occur.

NAME:   Cephalexin  Hydrochloride Tablets
DATE:   May 12, 1993


----------------------------Section 5 - HEALTH HAZARD INFORMATION---------------

HUMAN - OCCUPATIONAL

Effects, Including Signs and Symptoms, of Exposure: Tablets are intended for human consumption under guidance of a physician. Tablets are not considered hazardous under normal handling procedures. Severe allergic reactions have been reported with occupational exposure to cephalosporins. Effects of exposure to powder used to make tablets may include rash, upper airway congestion, gastrointestinal upset, eye irritation or anaphylactic shock.

Medical Conditions Aggravated By Exposure:  Penicillin or cephalosporin hypersensitivity.

Primary Route(s) of Entry:  Inhalation and skin contact.

Exposure Guidelines:  PEL and TLV not established.
                      LEG LESS THAN 100 micrograms/m3 TWA for 12 hours

ANIMAL TOXICITY DATA SINGLE EXPOSURE

Data for the active ingredient, cephalexin hydrochloride, are reported.

     Oral: Cephalexin hydrochloride - Rat, median lethal dose 5000 mg/kg, reduced activity, diarrhea.

     Skin: Cephalexin hydrochloride - Rabbit, 200 mg/kg, no deaths or toxicity.

     Inhalation:   Cephalexin hydrochloride - Rat, 497.5 mg/m3 for one hour, no deaths.

     Skin Contact:  Cephalexin hydrochloride - Rabbit, nonirritant

     Eye Contact:  Cephalexin hydrochloride - Rabbit, irritant

ANIMAL TOXICITY DATA REPEAT EXPOSURE

No data are available for cephalexin hydrochloride. Toxicity data for cephalexin monohydrate are presented.

NAME:   Cephalexin  Hydrochloride Tablets
DATE:   May 12, 1993


-----------------Section 5 - HEALTH HAZARD INFORMATION (continued)--------------

Target Organ Effects:  Cephalexin monohydrate - None identified.

Other Effects:  Cephalexin monohydrate - Salivation and vomiting.

Reproduction:  Cephalexin monohydrate - No reproductive or developmental effects.

Sensitization:  Cephalexin monohydrate - NAIF

Mutagenicity:  Cephalexin monohydrate - Not mutagenic in bacterial cells.

Carcinogenicity:    No carcinogenicity data found.  Not listed as carcinogenic by IARC, NCI/NTP, ACGIH, or OSHA.

---------------------Section 6 - EMERGENCY AND FIRST AID PROCEDURES-------------

Eyes: Hold eyelids open and flush with a steady, gentle stream of water for 15 minutes. See an ophthalmologist (eye doctor) or other physician immediately.

Skin: Remove contaminated clothing and clean before reuse. Wash all exposed areas of skin with plenty of soap and water. Get medical attention if irritation develops.

Inhalation:    Move individual to fresh air.  Get medical attention if breathing difficulty occurs. If not breathing, provide artificial respiration assistance (mouth-to-mouth) and call a physician immediately.

Ingestion:     Do not induce vomiting.  Call a physician or poison control center. If available, administer activated charcoal (6-8 heaping teaspoons) with two to three glasses of water. Do not give anything by mouth to an unconscious person. Immediately transport to a medical care facility and see a physician.

NAME:   Cephalexin  Hydrochloride Tablets
DATE:   May 12, 1993


----------------------------------Section 7 - HANDLING PRECAUTIONS--------------

Coated compressed tablets are not considered hazardous under normal handling procedures. The following are recommended for a production setting:

Respiratory Protection:  Use an approved respirator.

Eye Protection:  Chemical goggles and/or face shield.

Ventilation:  Laboratory fume hood or local exhaust ventilation.

Other Protective Equipment:   Chemical-resistant gloves and body covering to
                              minimize skin contact. If handled in a ventilated enclosure, as in a laboratory setting, respirator and goggles or face shield may not be required.
                              Safety glasses are always required.

Other Handling Precautions:   In production settings, airline-supplied, hood-
                              type respirators are preferred. Shower and change clothing if skin contact occurs.




--------------------Section 8 - SPILL, LEAK, AND DISPOSAL PROCEDURES------------

Spills: Contain dry material by sweeping up or vacuuming. Vacuuming may disperse dust if appropriate dust collection filter is not part of the vacuum. Be aware of potential for dust explosion when using electrical equipment. Wear protective equipment, including eye protection, to avoid exposure (see Section 7 for specific handling precautions).

Waste Disposal:     Dispose of any cleanup materials and waste residue according to applicable federal, state, and local regulations.

NAME:   Cephalexin  Hydrochloride Tablets
DATE:   May 12, 1993


---------------------------------Section 9 - SHIPPING INFORMATION---------------

                (Proper Shipping Name / Hazard Class / UN Number)

DOT:  Not regulated for surface transport.

ICAO:  Not regulated for air transport.

IMO:  Not regulated for water transport.

--------------------------------------------------------------------------------
For additional information call:   Occupational Health and Safety
                                   Eli Lilly and Company  317-276-3494

For additional copies call:   Customer Services
                              Eli Lilly and Company  1-800-LILLY-Rx
                                                    (1-800-545-5979)

                                    GLOSSARY

                Abbreviations Used in Material Safety Data Sheets


ACGIH = American Conference of Governmental Industrial Hygienists
BEI = Biological Exposure Index
CAS Number = Chemical Abstract Service Registry Number
CERCLA = Comprehensive Environmental Response Compensation and Liability Act
         (of 1980)
CHEMTREC = Chemical Transportation Emergency Center
CWA = Clean Water Act
DOT = Department of Transportation
EP = Extraction Procedure as defined under RCRA Regulations
EPA = Environmental Protection Agency
HEPA = High Efficiency Particulate Air (Filter)
HSDB = Hazardous Substance Data Base
IARC = International Agency for Research on Cancer
ICAO = International Civil Aviation Organization
IMO = International Maritime Organization
LEG = Lilly Exposure Guideline
LEL = Lower Explosive Limit
MSDS = Material Safety Data Sheet
NA = Not Applicable, except in Section 9 where NA = North America
NAIF = No Applicable Information Found
NCI/NTP = National Cancer Institute/National Toxicology Program
NIOSH = National Institute for Occupational Safety and Health
NOS = Not Otherwise Specified
OHS = Occupational Health Services
OSHA = Occupational Safety and Health Administration
PEL = Permissible Exposure Limit
PSN = Proper Shipping Name
RCRA = Resource Conservation and Recovery Act
RTECS = Registry of Toxic Effects of Chemical Substances
SARA = Superfund Ammendments and Reauthorization Act
STEL = Short Term Exposure Limit
TLV = Threshold Limit Value
TSCA = Toxic Substances Control Act
TWA = Time Weighted Average/8 Hours Unless Otherwise Noted
UEL = Upper Explosive Limit
UN = United Nations

                                      MSDS                             Eli Lilly
                                                                           &
                                                                        Company


                           Material Safety Data Sheet

              Lilly Corporate Center, Indianapolis, Indiana  46285

NAME:   Cefaclor Capsules and Tablets
REVISED DATE:   August 16, 1993


------------------------------Section 1 - MATERIAL IDENTIFICATION---------------

SECTIONS REVISED:   Common Name, Identifiers, Section 1, 2, 3, 5, 7, 8

U.S. TELEPHONE NUMBERS:  EMERGENCY  317-276-2000    CHEMTREC  800-424-9300


As of the date of issuance, we are providing available information relevant to the handling of this material in the workplace. All information contained herein is offered with the good faith belief that it is accurate. THIS MATERIAL SAFETY DATA SHEET SHALL NOT BE DEEMED TO CREATE ANY WARRANTY OF ANY KIND (INCLUDING WARRANTY OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE). In the event of an adverse incident associated with this material, this safety data sheet is not intended to be a substitute for consultation with appropriately trained personnel. Nor is this safety data sheet intended to be a substitute for product literature which may accompany the finished product.

See attached glossary for abbreviations.

Common Name:  Cefaclor Capsules and Tablets

Lilly Nos.:    PU3060,   PU3061,   PU3062,   QA252N,   QA446J,   TA4059,
               TA4074,   TA4075,   TA4220,   TA4221,   TA4222,   UC5004,
               UC5005,   UC5018,   UC5368,   UC5369,   UC5902,   UE0007,
               UE0008,   UE0020,   UE0021,   VF0075,   VF0078,   VF0258,
               VF0259,   VF0272,   VF0277,   VF0278,   VF0307,   VF0308,
               VF0309,   VF0310,   VF0325

NAME:   Cefaclor Capsules and Tablets
REVISED DATE:   August 16, 1993


-------------------Section 1 - MATERIAL IDENTIFICATION (continued)--------------

Chemical Name: 5-Thia-1-azabicyclo [4.2.0] oct-2-ene-2-carboxylic acid, 7-
               [(aminophenylacetyl)amino]-3-chloro-8-oxo-, monohydrate, [(6R-
               [6alpha,7beta(R*)]]-; 3-Chloro-7-D-(2-phenylglycinamido)-3-
               cephem-4-carboxylic acid monohydrate

Synonyms/Trade Names:    Cefaclor; Cefaclor Capsule Mix; Cefaclor Capsules;
                         Cefaclor Tablet Mix; Cefaclor Tablets; Cefaclor
                         Convenient Dose Tablet; Cefaclor Extended Release
                         Tablet; Cefaclor Chewable Tablet; Ceclor*; Ceclor CD*;
                         Ceclor AF*; Ceclor Pulvules*; Ceclor Tablets*;
                         LSN099638 Formulation; Panoral*; Panacef*; Kefral*;
                         Alfatil*; Keflor*; Distaclor*; Kefolor*; Kefalor*;
                         Ceclor*; 3061, 3062; 7250; 7500; Cefaclor MR; Cefaclor
                         CD; Cefaclor AF; Alfatil Gelules; Alfatil LP; Kloclor;
                         Kloclor BD

Mixture Ingredients Listed Below:

                                                                  Percent in
Common or Chemical Name  Synonyms/Trade Names     CAS Number       Mixture
-----------------------  --------------------     ----------      ----------
Cefaclor                 Ceclor*                  70356-03-5        13-92
Excipients               NA                          NA              8-87

Contains no hazardous components (one percent or greater) or carcinogens (one-tenth percent or greater) not listed above.

*Trademark of Eli Lilly and Company

---------------------------------------Section 2 - PHYSICAL DATA----------------

Appearance:    Capsules containing white to off-white powder or white to off-
               white powder finished as blue film-coated tablets

Odor:  Odorless

Boiling Point:  NA

Melting Point:  NA

Specific Gravity:  NA

pH:  NAIF

NAME:   Cefaclor Capsules and Tablets
REVISED DATE:   August 16, 1993


--------------------------------Section 2 - PHYSICAL DATA (continued)-----------

Evaporation Rate:  NAIF

Solubility in Water:  Slightly soluble

Vapor Density:  NAIF

Vapor Pressure:  NAIF


------------------------Section 3 - FIRE AND EXPLOSION INFORMATION--------------

Extinguishing Media:  Use water, carbon dioxide, dry chemical, foam, or Halon.

Unusual Fire and Explosion Hazards:  As a finely divided material, may form dust mixtures in air which could explode if subjected to an ignition source. May emit toxic chloride fumes when heated to decomposition.

Flash Point:  NAIF

Method:  NA


UEL:  NAIF

LEL:  NAIF

------------------------------Section 4 - REACTIVITY INFORMATION----------------

Stability:  Stable at normal temperatures and pressures.

Incompatibility:    May react with strong oxidizing agents (e.g., peroxides,
                    permanganates, nitric acid, etc.).

Hazardous Decomposition: May emit toxic chloride fumes when heated to decomposition.

Hazardous Polymerization:   Will not occur.

NAME:   Cefaclor Capsules and Tablets
REVISED DATE:   August 16, 1993


----------------------------Section 5 - HEALTH HAZARD INFORMATION---------------

HUMAN - OCCUPATIONAL

Effects, Including Signs and Symptoms, of Exposure: Capsules and tablets are intended for human consumption under guidance of a physician. Capsules and coated tablets are not considered hazardous under normal handling procedures. Effects of exposure to contents of capsule or powder used to make tablets may include eye irritation and allergic reactions. Based on prior experience with cephalosporin antibiotics, allergic reactions may include rash, nasal congestion, cough, dry throat, gastrointestinal upset, eye irritation, or anaphylactic shock.

Medical Conditions Aggravated By Exposure:   Penicillin or cephalosporin
                                             hypersensitivity.

Primary Route(s) of Entry:  Inhalation and skin contact.

Exposure Guidelines:     Cefaclor - PEL and TLV not established.
                         LEG LESS THAN 100 micrograms/m3 TWA for 12 hours

ANIMAL TOXICITY DATA SINGLE EXPOSURE

Data for the active ingredient, cefaclor, are reported.

     Oral:     Cefaclor - Rat, 5000 mg/kg, no deaths or toxicity.
               Monkey, 1000 mg/kg, no deaths, diarrhea.

     Skin:     Cefaclor - Rabbit, 500 mg/kg, no deaths or toxicity.

     Inhalation:  Cefaclor - Rat, 224 mg/m3 for one hour, no deaths or toxicity.

     Intraperitoneal:    Cefaclor - Mouse, median lethal dose estimated greater
                         than 5000 mg/kg, mortality.

     Skin Contact:  Cefaclor - Rabbit, nonirritant

     Eye Contact:  Cefaclor - Rabbit, slight irritant

NAME:   Cefaclor Capsules and Tablets
REVISED DATE:   August 16, 1993


--------------------Section 5 - HEALTH HAZARD INFORMATION (continued)-----------

ANIMAL TOXICITY DATA REPEAT EXPOSURE

Data for the active ingredient, cefaclor, are reported.

     Target Organ Effects: Cefaclor - Kidney effects (dilation of renal tubules).

     Other Effects: Cefaclor - Vomiting, soft stools, and reversible thrombocytopenia.

     Reproduction:  Cefaclor - No reproductive or developmental effects.

     Sensitization:  Cefaclor - Guinea pig, not a contact sensitizer.

     Mutagenicity:  Cefaclor - NAIF

     Carcinogenicity:  No carcinogenicity data found.  Not listed as carcinogenic by IARC, NCI/NTP, ACGIH, or OSHA.


---------------------Section 6 - EMERGENCY AND FIRST AID PROCEDURES-------------

Eyes:  Flush eyes with plenty of water.  Get medical attention.

Skin: Remove contaminated clothing and clean before reuse. Wash all exposed areas of skin with plenty of soap and water. Get medical attention if irritation develops.

Inhalation:  Move individual to fresh air.  Get medical attention if breathing difficulty occurs. If not breathing, provide artificial respiration assistance (mouth-to-mouth) and call a physician immediately.

Ingestion:   Do not induce vomiting.  Call a physician or poison control center.
             If available, administer activated charcoal (6-8 heaping teaspoonfuls) with two to three glasses of water. Do not give anything by mouth to an unconscious person. Immediately transport to a medical care facility and see a physician.

NAME:   Cefaclor Capsules and Tablets
REVISED DATE:   August 16, 1993


---------------------------------Section 7 - HANDLING PRECAUTIONS---------------

Filled capsules and coated compressed tablets are not considered hazardous under normal handling procedures. The following are recommended for a production setting:

Respiratory Protection:  Use an approved respirator.

Eye Protection:  Chemical goggles and/or face shield.

Ventilation:  Laboratory fume hood or local exhaust ventilation.

Other Protective Equipment:   Chemical-resistant gloves and body covering to
                              minimize skin contact. If handled in a ventilated enclosure, as in a laboratory setting, respirator and goggles or face shield may not be required.
                              Safety glasses are always required.

Other Handling Precautions:   In production settings, airline-supplied, hood-
                              type respirators are preferred. Shower and change clothing if skin contact occurs.


-------------------Section 8 - SPILL, LEAK, AND DISPOSAL PROCEDURES-------------

Spills: Contain dry material by sweeping up or vacuuming. Vacuuming may disperse dust if appropriate dust collection filter is not part of the vacuum. Be aware of potential for dust explosion when using electrical equipment. Wear protective equipment, including eye protection, to avoid exposure (see Section 7 for specific handling precautions).

Waste Disposal:  Dispose of any cleanup materials and waste residue according to applicable federal, state, and local regulations.

NAME:   Cefaclor Capsules and Tablets
REVISED DATE:   August 16, 1993


-----------------------------------Section 9 - SHIPPING INFORMATION-------------
                (Proper Shipping Name / Hazard Class / UN Number)

DOT:  Not regulated for surface transport.

ICAO:  Not regulated for air transport.

IMO:  Not regulated for water transport.

--------------------------------------------------------------------------------
For additional information call:   Occupational Health and Safety
                                   Eli Lilly and Company  317-276-3494

For additional copies call:   Customer Services
                              Eli Lilly and Company    1-800-LILLY-Rx
                                                       (1-800-545-5979)

                              ATTACHMENT IV TO MRD
                              THIRD PARTY FORECAST*
                   FOR FINISHED PRODUCT MANUFACTURED BY LILLY



Date:

To:                           From:
     Customer Service         Company:
                              Phone:
phone:
fax:
Address:  Eli Lilly Industries, Inc.
          Call Box 1198
          Pueblo Station
          Carolina, Puerto Rico  00986-1198
          Attention:  Customer Services, PR03


          Product Title:
          Item Code:


     Current Calendar
     Year and Next
     by Month            Requested Qty  PO Qty    PO# PO Due Date/Comments
 1
 2
 3
 4
 5
 6
 7
 8
 9
10
11
12
13
14
15
16
17
18
     Calendar Year

Next                                    (May be partially listed by month
                                        above)
Yr After

*To be provided monthly by Lilly

                                  ATTACHMENT V
                             PRODUCT SPECIFICATIONS

[Graphic representation: beakers and test tubes with LILLY ADMIN LIMS in a circle]


                              ELI LILLY AND COMPANY


                         PRODUCT SPECIFICATION DOCUMENT

                                     TA4220
       Tablets No. 4220 CECLOR CD, 375 (Cefaclor, Convenient Dose Tablets)
                               As of:  20-AUG-1996




                        Printed Date:  20-AUG-1996 12:40
                          Program:  AL_SM_PROD_SPEC_DOC
                 Distribute to:  SERRA, ANGELA  Drop Code:  80PI

                                                                          TA4220
                              ELI LILLY AND COMPANY
                         PRODUCT SPECIFICATION DOCUMENT
                               As of:  20-AUG-1996

TITLE:  Tablets No. 4220 CECLOR CD.  375 (Cefaclor, Convenient Dose Tablets)
--------------------------------------------------------------------------------
FORMULATION DESC:  STANDARD

COUNTRY:    UNITED STATES OF AMERICA

CAUTIONS: Intact Cefaclor Capsules and Tablets are not considered to be a health hazard. Cefaclor Capsules and Tablets contains cefaclor which may be irritating to the eyes and causes severe allergic reactions.

DESCRIPTION:   A compressed, modified paracapsule shape, dual radii, size 3, blue film-coated tablet imprinted with the script Lilly, Ceclor
               CD 375 with edible black ink.

STORAGE REQUIREMENTS:    Refer to Corporate Product Dating and Storage Manual
                         for current storage requirements.

EXPIRATION PERIOD:  Refer to Corporate Product Dating and Storage Manual for
                    current dating

REGULATORY STATUS:  NDA 50-673

CONTAINERS:    Refer to current Master Packaging Order(s) for approved
               container/closure systems.

HANDLING:  N/A

HOUSE SAMPLE STORAGE INSTRUCTIONS: For finished trade package(s) sample removal refer to departmental procedure GN-0093-OQC.

STANDARDS:

MANUFACTURED
     Standard Testing Stage:  AFTER COATING

     CEFACLOR
     Molecular Formula:  C15 H14 C1 N3 O4 S.H2O
     Act Ingrd Label Amount:  375           % Excess:  1
     Act Ingrd Label Units:  mg/Tablet
     ACCEPTANCE                Spec:  100179-3
     Method:  B00402           HPLC:  REVERSE PHASE
     Comments:  N=10, N=30     (YP FROM S-70)
     NLT 356.3 mg/Tablet
           Cefaclor (95.0%)
     NMT 405.0 mg/Tablet
           Cefaclor (108.0%)
     REGULATORY                Spec:  100180-2
     Method:  B00402           HPLC:  REVERSE PHASE
     NLT 337.5 mg/Tablet
           CEFACLOR (90.0%)
     NMT 412.5 mg/Tablet
           CEFACLOR (110.0%)

     DISSOLUTION
     INFORMATIONAL             Spec:  100775-1
     Method:  B00416           UV
     Units:
     Qualifier:  AT 3 HOURS
     EQUAL TO RESULTS AT 3 HOURS
          NO LIMITS

Page 2                                                                    TA4220
                                                             As of:  20-AUG-1996

TITLE:  Tablets No. 4220 CECLOR CD.  375 (Cefaclor, Convenient Dose Tablets)
--------------------------------------------------------------------------------
     Standard Testing Stage:  AFTER COATING (Continued)

          DISSOLUTION (Continued)
          REGULATORY           Spec:  100183-1
          Method:  B00416      UV
                NLT 20% AND NMT 50%, 60 MINUTES.
          REGULATORY           Spec:  100184-1
          Method:  B00416      UV
                NLT 80%, 240 MINUTES
          REGULATORY           Spec:  100295-1
          Method:  B00416      UV
                NLT 5% AND NMT 30%, 30 MINUTES

          IC CEFACLOR
          REGULATORY           Spec:  100187-2
          Method:  B00402      HPLC:  REVERSE PHASE
                RETENTION TIME OF SAMPLES COMPARES WITH THAT OF THE REFERENCE STANDARD.

          REL SUBS
          REGULATORY           Spec:  100189-1
          Method:  B00379      HPLC:  GRADIENT
          Comments:  TOTAL
          NMT 4.0 Percent
               Related Substances Total

          REL SUBS:  INDIVIDUAL
          REGULATORY           Spec:  100188-1
          Method:  B00379      HPLC:  GRADIENT
          Comments:  INDIVIDUAL
          NMT 1.0 Percent
               Related Substances:  Individual

          UNIFORMITY OF DOSAGE UNITS
          ACCEPTANCE           Spec:  101312-1
          Method:  B00402      HPLC:  REVERSE PHASE
          Comments:  N=10, N=30
               95%/95% Tolerance limits for Cefaclor are within 85.0-115.0% of the USP Reference Value and no critical dosage unit.

          REGULATORY           Spec:  101313-1
          Method:  B00402      HPLC:  REVERSE PHASE
          Comments:  N=10,N=30
               Meets USP content uniformity requirements

          WATER
          REGULATORY           Spec:  100190-1
          Method:  B0024       KARL FISCHER
          NMT 6.5 Percent
               Water

Page 3                                                                    TA4220
                                                             As of:  20-AUG-1996

TITLE:  Tablets No. 4220 CECLOR CD.  375 (Cefaclor, Convenient Dose Tablets)
--------------------------------------------------------------------------------
     Standard Testing Stage:  AFTER PACKAGING
          PHYSICAL APPEARANCE
          ACCEPTANCE          Spec:  100191-1
          Method:  A02637
               It is a blue tablet, imprinted with the script Lilly, Ceclor CD 375 with black ink.

                                                                          TA4221
                                                                     PAGE 1 OF 3
                              ELI LILLY AND COMPANY
                             PRODUCT SPECIFICATIONS


TITLE: TABLETS NO. 4221 CECLOR CD, 500 MG (CEFACLOR CONVENIENT DOSE TABLETS) Rev. No. 1.1 (Effective date to be determined)

CAUTIONS: Eye irritant. Allergen. Digestive effects. Detailed hazard information for this item should be obtained from the material safety data sheets on the VTX system or from other local official source, if VTX is not available.

REASON FOR THIS REVISION:

          1.     Transfer the before coating assays to the after coating stage.

DESCRIPTION:     A compressed, modified paracapsule shape, dual radii, size 4, blue film-coated tablet imprinted with the script Lilly, Ceclor
                 CD 500 with edible black ink.

ADDED SUBSTANCES:  NONE

REGULATORY STATUS: NDA 50-673

DATING AND STORAGE: Refer to "Corporate Product Dating and Storage Manual" for
                    Current dating and storage requirements.

CONTAINERS:    Refer to current Master Packaging Orders for the approved
               container/ closure systems.

HANDLING:      N/A

STANDARDS:

After Coating            Acceptance Limits             Regulatory Limits
-------------            -----------------             -----------------
Cefaclor                 475.0-540.0mg/tab             450.0-550.0mg/tab
C15H14CIN3O4S _ H20      (95.0  -  108.0%)             (90.0  -  110.0%)
Excess - 1%              Label claim 500 mg/tab
Combined estimated Mean from
S-70
HPLC Method

                                                                          TA4221
                                                                     PAGE 2 OF 3
TABLETS NO. 4221 CECLOR CD 500 MG
Rev. No. 1.1 (Effective date to be determined)

After Coating                Acceptance Limits               Regulatory Limits
-------------                -----------------               -----------------

Uniformity of Dosage Units   (CASE A): 95%/95% tolerance     Meets USP Test
by content uniformity        limits for Cefaclor are within
HPLC Method                  85.0 - 115.0% of the USP ref.
                             value and no. critical dosage
                             unit samples.
Dissolution                  NLT 5% and NMT 30% dissolved    NLT 5% and NMT than
                             in 30 minutes, NLT 20% and NMT  30% dissolved in 30
                             50% dissolved in 60 minutes,    minutes, NLT 20%
                             and NLT 80% dissolved in 240    and NMT 50%
                             minutes.                        dissolved in 60
                                                             minutes, and NLT
                                                             80% dissolved in
                                                             240 minutes.
                                                             Meets USP
                                                             Acceptance
                                                             Criteria.
                                                             -Canada
                                                             requirements:
                                                             NLT 40% dissolved
                                                             in 120 min.

Identification               Same as Regulatory              Retention time of
(Cefaclor)                                                   samples compares
HPLC Method                                                  with that of the
                                                             reference standard

Related Substances           NMT 1.0% Individual             Not more than 1.0 %
HPLC Method                  NMT 4.0% Total                  individual related
                                                             substance and not
                                                             more than 4.0%
                                                             total related
                                                             substance
                                                             Canada
                                                             Requirements:
                                                             NMT 0.5% Individual
                                                             NMT 2.0% Total
Water (Karl Fischer)         Same as Regulatory              Not more than 6.5%

AFTER FINISHING:


Physical appereance: Each packaging order will be visually identified by size, shape, color and logo by Quality Control.

OTHER IMPORTANT INFORMATION:

House sample -- for finished trade package(s) sample removal refer to departmental procedure GN-0093-OQC.

                                                                          TA4221
                                                                     PAGE 3 OF 3
TABLETS NO. 4221 CECLOR CD 500 MG
Rev. No. 1.1 (Effective date to be determined)

OTHER IMPORTANT INFORMATION:

Informational only:

Dissolution                  For informational purposes 120 and 180
(Additional)                 min will be run.



Written by:                  A. Serra
                             QC REP PR03
                             08/20/96

   [Graphic representation: beakers and test tubes with LILLY ADMIN LIMS in a circle]


                              ELI LILLY AND COMPANY


                         PRODUCT SPECIFICATION DOCUMENT

                                     TA4143
       Tablets No. 4143 Keftab, 500 mg (Cephalexin Hydrochloride Tablets)
                               As of:  20-AUG-1996





                        Printed Date:  20-AUG-1996 12:40
                          Program:  AL_SM_PROD_SPEC_DOC
                 Distribute to:  SERRA, ANGELA  Drop Code:  80PI

                                                                          TA4143
                             DISTA PRODUCTS COMPANY
                         PRODUCT SPECIFICATION DOCUMENT
                               As of:  20-AUG-1996

TITLE:  Tablets No. 4143 Keftab, 500 mg (Cephalexin Hydrochloride Tablets)

--------------------------------------------------------------------------------

FORMULATION DESC:  STANDARD

COUNTRY:    UNITED STATES OF AMERICA

CAUTIONS: Intact Cephalexin Hydrochloride Tablets are not considered to be a health hazard. Cephalexin Hydrochloride Tablets contains cephalexin hydrochloride which may be irritating to the eyes and causes severe allergic reactions.

DESCRIPTION:   An elliptical shaped, dark green, sugar coated tablet imprinted with "KEFTAB 500".

STORAGE REQUIREMENTS:    Refer to the Corporate Product Dating and Storage
                         Manual for current dating.  Refer to the Corporate
                         Product Dating and Storage Manual for current storage requirements.

EXPIRATION PERIOD:  Refer to the Corporate Product Dating and Storage Manual for
                    current dating.

REGULATORY STATUS:  NDA 50-614

ADDED SUBSTANCES:   None

CONTAINERS:    Refer to the current Master Packaging Order(s) for approved container/closure system(s).

HANDLING:  Expensive

HOUSE SAMPLE STORAGE INSTRUCTIONS: Finished trade package(s) of at least 100 tablets from each packaging order.

STANDARDS:

MANUFACTURED

     Standard Testing Stage:  BEFORE COATING

          CEPHALEXIN
          Molecular Formula:  C16 H17 N3 O4 S
          ACCEPTANCE          Spec:  14679-3
          Method:  A14040HPLC
          Comments:  Combined estimate mean from S-70, N=10,N=30
          NLT 475.0 mg/Tablet
               95.0 %
          NMT 540.0 mg/Tablet
               108.0%
          REGULATORY          Spec:  14682-3
          Method:  A14040HPLC
          Comments:  Combined estimate mean from S-70,N=10,N=30
          NLT 450.0 mg/Tablet
               90.0%
          NMT 550.0 mg/Tablet
               110.0%

          UNIFORMITY OF DOSAGE UNITS
          ACCEPTANCE          Spec:  14690-2
          Method:  A14040HPLC
               CASE A; 95/95 tolerance limits for Cephalexin within 85.0-115.0% of the USP Reference value and no critical dosage unit samples.

          REGULATORY          Spec:  14693-2
          Method:  A14040HPLC
               Meets USP content uniformity requirements

Page 2                                                                    TA4143
                                                             As of:  20-AUG-1996

TITLE:  Tablets No. 4143 Keftab, 500 mg (CephalexIn Hydrochloride Tablets)

--------------------------------------------------------------------------------

     Standard Testing Stage:  AFTER COATING

          CEPHALEXIN
          Molecular Formula:  C16 H17 N3 O4 S
          ACCEPTANCE          Spec:  14704-3
          Method:  A14040HPLC
          Comments:  Composite sample, N=20
          NLT  475.0 mg/Tablet
               95.0 %
          NMT 540.0 mg/Tablet
               108.0 %

          REGULATORY          Spec:  14706-3
          Method:  A14040HPLC
          Comments:  Composite sample, N=20
          NLT  450.0 mg/Tablet
               90.0 %
          NMT 550.0 mg/Tablet
               110.0 %

          DISSOLUTION
          REGULATORY          Spec:  14707-1
          Method:  B00344          ROTATING BASKET
               NLT 75% Q/45 minutes

          ID CEPHALEXIN
          ACCEPTANCE          Spec:  102117-1
          Method:  A14040HPLC
               The retention time of the Cephalexin peak from the sample chromatogram compares qualitatively with the reference standard chromatogram obtained in the same manner..

          REGULATORY          Spec:  101682-1
          Method:  A01254IR
               The sample spectrum compares qualitatively with the reference standard obtained in the same manner.

          WATER
          REGULATORY          Spec:  14709-1
          Method:  A09475KARL FISCHER
          NMT 8.0 Percent

     Standard Testing Stage:  AFTER PACKAGING

          PHYSICAL APPEARANCE
          ACCEPTANCE          Spec:  14710-2
          Method:  A02637
               It is an elliptical shaped, dark green, coated tablet imprinted with KEFTAB 500 packaged as an Identi-Dose or in an amber plastic bottle.


                              *** End of Report ***

                                       MRD

                                  ATTACHMENT VI

                         PRICES OF PRODUCTS AND SAMPLES


     (a)  *** will be invoiced at the following prices:

          Product                                      Price
          -------                                      -----

          Ceclor CD

          *** Bottles of 60 Tablets                    ***
          *** Bottles of 60 Tablets                    ***

          Keftab

          500 mg Bottles of 100 Tablets                ***

     (b)  *** will be invoiced at the following prices:

          Keftab 500 mg 2 x 2 Samples                  *** per Sample

          Ceclor CD *** 2 x 2 Samples                  *** per Sample

     (c) Beginning *** and on *** shall *** the *** in *** for such presentations (determined in accordance with *** consistently applied), but in no case *** for any Product (including samples of Product) *** shall give *** notice on or before *** of any and all *** with said *** to be effective *** received after *** of the ***

     (d) Any modifications or adjustments to any of the prices set forth on the Exhibit C for reasons other than those described in paragraph (c), above, shall be evidenced in writing and be executed by an authorized representative of each party.


--------------------------------------
* CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED BY MEANS OF MARKING SUCH PORTIONS WITH AN ASTERISK (THE "MARK"). THIS EXHIBIT HAS BEEN FILED WITH THE SECRETARY OF THE COMMISSION WITHOUT THE MARK PURSUANT TO THE COMPANY'S APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 24b-2 UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

                      APPENDIX B TO MANUFACTURING AGREEMENT

                                 TRANSITION PLAN


Dura and Lilly each acknowledge and agree that good faith coordination and cooperation between them are essential to ensure as problem-free a transition as possible after the Closing Date. To that end, Dura and Lilly hereby agree that, from and after the Closing Date:

1. Dura shall fulfill all contractual pricing offered by Lilly on the Products for a period of time which shall not, for any applicable contract, end earlier than (a) the requisite period of notice that Lilly is required to provide under such contract in order to delete the Product from the contract plus thirty (30) days, or (b) the expiration or other termination of such contract. Lilly has provided Dura with all such contractual pricing information.

2. If any Ceclor CD or Keftab sample units or labeling does not reflect Dura as the distributor, then Dura shall affix stickers containing Dura's new NDC codes, in a form approved by the FDA, to such Products (including samples thereof) bearing a Lilly label prior to selling and shipping such Product.

3. Lilly shall notify by letter within two (2) days of the Closing Date (the form and content of which shall be mutually agreed upon by Dura and Lilly) all applicable Lilly customers of the change in the distribution of the Products.

4. (a) Subject to the provisions of paragraph (d) of this Section 4, Lilly shall be responsible for Products sold by Lilly, and for the administration and payment of all Medicaid rebates and other governmental assistance programs conditional upon payment of rebates and similar programs in which a Product sold by Lilly is involved; and Dura shall be responsible for Products sold by Dura, and for the administration and payment of all Medicaid rebates and other governmental assistance programs conditional upon payment of rebates in similar programs in which a Product sold by Dura is involved.

     (b) Subject to the provisions of paragraph (d) of this Section 4, Lilly shall be responsible for administration and payment of all wholesaler chargebacks involving Products sold by Lilly prior to the Closing Date, and Dura shall be responsible for administration and payment of all wholesaler chargebacks involving Products sold by Dura on or after the Closing Date.

     (c) Except as set forth in Section 7.12 of the Licensing Agreement and subject to the provisions of paragraph (d) of this Section 4,


                                  (Page 1 of 2)

          Dura shall be responsible for all returns of Products sold on or after the Closing Date, and Lilly shall be responsible for returns of Product sold before the Closing Date.

     (d)  Notwithstanding the provisions of paragraphs (a), (b) and (c) of this
          Section 4, but subject to the provisions of Section 7.12 of the Licensing Agreement, if the parties are unable to determine whether a Product was sold by Lilly or by Dura, then Lilly shall be responsible for any and all rebates, chargebacks and returns received during the sixty (60) day period following the Closing Date, and Dura shall be responsible thereafter.

5. Dura and Lilly each shall in good faith cooperate and coordinate as necessary to accomplish all of the foregoing and shall otherwise each do all other things as may be reasonably necessary to accomplish the transition contemplated herein.








Dura/Manufacturing Agreement/Exhibit B-8/20/96


                                  (Page 2 of 2)